EXHIBIT 10.79

                       CARRINGTON LABORATORIES, INC.
                                                 *
                           1995 STOCK OPTION PLAN

             As Amended and Restated Effective January 15, 1998

                                 ARTICLE I

                                  General

          Section 1.01. Purpose. It is the purpose of the Plan to promote the interests of the Company and its shareholders by attracting, retaining and stimulating the performance of selected Employees, Directors and Consultants by giving such Employees, Directors and Consultants the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress.

          Section 1.02.    Definitions.    As  used herein the following
   terms have the following meanings:

             (a)    " Affiliate"   means   any   parent  or  subsidiary
          corporation of the Company within the meaning of Section 424(e) and (f) of the Code.

             (b)    "Board"   means  the  Board  of  Directors  of  the
          Company.

             (c) "Code" means the Internal Revenue Code of 1986, as amended.

             (d)    " Committee"   means  the  Stock  Option  Committee
          described in Article II hereof.

             (e) "Common Stock" means the $0.01 par value Common Stock of the Company.

             (f) "Company" means Carrington Laboratories, Inc., a Texas corporation.

             (g) "Consultant" means any consultant or advisor of the Company or an Affiliate who is not an Employee or Director, provided that bona fide services are rendered by the consultant or advisor and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

             (h)    "Director" means a member of the Board.

             (i) "Employee" means any employee of the Company or an Affiliate.

   *
    As amended by the Board of Directors on January 15, 1998.   Language
    added to the Plan is double underscored and language deleted is struck through.

             (j)    "Employee-Director"   means  an  Employee  who  is a
          Director.

             (k) "Fair Market Value" means (A) the closing sales price of the Common Stock on the date in question (or, if there is no reported sale on such date, then on the last preceding date on which a reported sale occurred), as reported on the NASDAQ National Market (if the Common Stock is not listed on a national securities exchange and sales of the Common Stock are regularly reported on such market), or as reported on a national securities exchange (if the Common Stock is listed for trading on such exchange), or (B) the mean between the bid and ask prices of the Common Stock on the date in question (or, if there is no report of such prices on such date, then on the last preceding date on which such prices were reported), as reported by the National Association of Securities Dealers, Inc.

             (l)    "Option"   means  any  option  to purchase shares of
          Common Stock granted pursuant to the provisions of the Plan.

             (m)    "Optionee"   means  an Employee, Outside Director or
          Consultant who has been granted an Option under the Plan.

             (n)    "Outside   Director"  means a Director who is not an
          Employee.

             (o)    "Plan"  means   this  Carrington  Laboratories, Inc.
          1995 Stock Option Plan, as amended and restated effective January 15, 1998.

          Section 1.03. Number of Shares. Options may be granted by the Company from time to time under the Plan to purchase an aggregate of 1,500,000 shares of the authorized Common Stock. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated Option shall be available for purposes of the Plan.

                                 ARTICLE II

                               Administration

          The Plan shall be administered by a Stock Option Committee which shall consist of two or more Outside Directors, each of whom shall be a disinterested person within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or any similar rule or regulation promulgated thereunder. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board. The Board shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. The following provisions shall apply to the administration of the Plan:

             (a) The Committee shall designate one of its members as Chairman and shall hold meetings at such times and places as it may determine. Each member of the Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority of the members of the Committee present at any duly called meeting at which a quorum is present (as well as any action unanimously approved in writing) shall constitute action by the Committee.

             (b) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.

             (c) The Committee shall have full authority, subject to the express provisions of the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating thereto, to determine the terms and provisions of each Option and the form of each option agreement evidencing an Option granted under the Plan and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan. In addition, the Committee shall have full authority, subject to the express provisions of the Plan, to determine the Employees, Outside Directors and Consultants to whom Options shall be granted, the time or date of grant of each such Option, the number of shares subject thereto, and the price at which such shares may be purchased. In making such determinations, the Committee may take into account the nature of the services rendered by the Employee, Outside Director or Consultant, his present and potential contributions to the success of the Company's business and such other facts as the Committee in its discretion shall deem appropriate to carry out the purposes of the Plan.

             (d) Notwithstanding the authority hereby delegated to the Committee to grant Options under the Plan, the Board also shall have full authority, subject to the express provisions of the Plan, to grant Options under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provisions of
          Options granted under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan.

             (e) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

                                ARTICLE III

                   Grants of Options to Outside Directors

          Section 3.01. Grants of Options. At any time and from time to time on or after January 15, 1998, during the term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Outside Director for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. The Options granted under this Article III shall not be incentive stock options under Section 422 of the Code.





          Section 3.02. Price. The purchase price per share of Common Stock under each Option granted under this Article III shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock on the date of grant of such Option.

          Section   3.03.  Option  Period  and  Terms  of  Exercise  of
   Options. Except as otherwise provided for herein, each Option granted to an Outside Director under the Plan shall be exercisable in whole or in part during the four-year period commencing on the date of grant of such Option. Any Option granted to an Outside Director shall remain effective during its entire term regardless of whether the Optionee continues to serve as a Director; provided, however, that the otherwise unexpired portion of any Option granted hereunder to an Outside Director shall expire and become null and void immediately upon the termination of such Outside Director's Board membership if such Outside Director ceases to serve on the Board by reason of such Outside Director's (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan to an Outside Director shall confer upon such Director any right to continue as a Director of the Company.

                                 ARTICLE IV

                       Grants of Options to Employees

          Section 4.01. Grants of Options. At any time and from time to time during the term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Employee for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the
   Company and which will serve to further the purposes of the Plan. The Committee, in its discretion, may designate any Option granted to an Employee as an incentive stock option intended to qualify under
   Section 422 of the Code; provided, however, that the aggregate Fair Market Value of the Common Stock with respect to which incentive stock options granted to an Employee under the Plan (including all options qualifying as incentive stock options pursuant to Section 422 of the Code granted to such Employee under any other plan of the Company or any Affiliate) are exercisable for the first time by such Employee during any calendar year shall not exceed $100,000, determined as of the date the incentive stock option is granted. If an Option that is intended to be an incentive stock option shall be granted and such Option does not comply with the proviso of the immediately preceding sentence, such Option shall not be void but shall be deemed to be an incentive stock option to the extent it does not exceed the limit established by such proviso and shall be deemed a nonqualified stock option to the extent it exceeds that limit.

          The aggregate number of shares of Common Stock for which any Employee may be granted Options under the Plan during any one calendar year shall not exceed 75,000.

          Section 4.02. Price. The purchase price per share of Common Stock under each Option granted under this Article IV shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock at the time the Option is granted; provided, however, that the purchase price per share of Common Stock under any incentive stock option granted to an Optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall be at least 110% of the Fair Market Value per share of Common Stock at the date of grant.

          Section 4.03. Option Period and Terms of Exercise of Employee Options. Except as otherwise provided for herein, each Option granted to an Employee under the Plan shall be exercisable during such period as the Committee shall determine; provided, however, that the otherwise unexpired portion of any Option granted to an Employee shall expire and become null and void no later than upon the first to occur of (i) the expiration of ten years from the date such Option was granted, (ii) the expiration of 30 days from the date of termination of the Optionee's employment with the Company or an Affiliate for any reason other than his retirement, death or disability, (iii) the expiration of one year from the date of termination of the Optionee's employment with the Company or an Affiliate by reason of his death or disability, (iv) the expiration of three years from the date of termination of such Optionee's employment with the Company or an Affiliate by reason of his retirement, or (v) the expiration of two years from the date of such Optionee's death following the termination of his employment with the Company or an Affiliate by reason of his retirement.

             Anything herein to the contrary notwithstanding, the otherwise unexpired portion of any Option granted to an Employee hereunder shall expire and become null and void immediately upon the termination of such Employee's employment with the Company or an
   Affiliate by reason of such Employee's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate, or if, following the termination of the Employee's employment with the Company or an Affiliate, the Company determines that there is good cause to cancel such Option.

             Any incentive stock option granted to an Optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall not be exercisable after the expiration of five years from the date of its grant.

             Under the provisions of any option agreement evidencing an Option granted to an Employee, the Committee may limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable and may impose such other terms and conditions upon the exercise of an Option as are not inconsistent with the terms of the Plan; provided, however, that the Committee, in its discretion, may accelerate the exercise date of any such Option.

          Section 4.04. Termination of Employment. A transfer of employment among the Company and any of its Affiliates shall not be considered to be a termination of employment for the purposes of the Plan. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan to an Employee, including an
   Employee-Director, shall confer upon any Optionee any right to continue in the employ of the Company or any Affiliate or in any way interfere with the right of the Company or any Affiliate to terminate the employment of the Optionee at any time, with or without cause.

                                 ARTICLE V

                      Grant of Options to Consultants

          Section 5.01. Grant of Options. At any time and from time to time during the term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Consultant for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. The Options granted under this Article V shall not be incentive stock options under Section 422 of the Code.

          Section 5.02. Price. The purchase price per share of Common Stock under each Option granted under this Article V shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock at the time the Option is granted.

          Section 5.03. Option Period and Terms of Exercise of Consultant Options. Except as otherwise provided for herein, each Option granted to a Consultant under the Plan shall be exercisable during such period as the Committee shall determine; provided, however, that the otherwise unexpired portion of any Option granted to a Consultant shall expire and become null and void no later than upon the first to occur of (i) the expiration of ten years from the date such Option was granted or (ii) the expiration of one year from the date of the Consultant's death. Anything herein to the contrary notwithstanding, the otherwise unexpired portion of any Option granted to a Consultant hereunder shall expire and become null and void immediately upon the termination of the Consultant's services to the Company or an Affiliate by reason of the Consultant's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate, or if, at any time during or after the performance of the Consultant's services to the Company or an Affiliate, the Company determines that there is good cause to cancel such Option.

             Under the provisions of any option agreement evidencing an Option granted to a Consultant, the Committee may limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable and may impose such other terms and conditions upon the exercise of an Option as are not inconsistent with the terms of the Plan; provided, however, that the Committee, in its discretion, may accelerate the exercise date of any such Option.

          Section 5.04. Termination of Consulting Services. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan to a Consultant shall confer upon any Consultant any right to continue as a consultant or advisor of the Company or any Affiliate or in any way interfere with the right of the Company or any Affiliate to terminate the services of the Consultant at any time, with or without cause.

                                 ARTICLE VI

                               Miscellaneous

          Section 6.01. Adjustments Upon Changes in Common Stock. In the event the Company shall effect a split of the Common Stock or a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan shall be decreased or increased proportionately. In the event that, before delivery by the Company of all of the shares of Common Stock for which any Option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to such Option shall be increased or decreased proportionately and the purchase price per share shall be decreased or increased proportionately so that the aggregate purchase price for all of the shares then subject to such Option shall remain the same as immediately prior to such split, dividend or combination.

             In  the  event  of  a reclassification  of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation or sale of assets) of the Company, the Board shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of Options theretofore granted under the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

             Subject to Article VI, Section 6.02 of the Plan, and notwithstanding any indication to the contrary in the preceding paragraphs of this Section 6.01, upon the occurrence of a "Change in Control" (as hereinafter defined) of the Company, the maturity of all Options then outstanding under the Plan (other than Options granted under Article V hereof) shall be accelerated automatically, so that all such Options shall become exercisable in full with respect to all shares as to which they shall not have previously been exercised or become exercisable; provided, however, that no such acceleration shall occur with respect to Options held by optionees whose employment with the Company or an Affiliate shall have terminated prior to the occurrence of such Change in Control.

             For purposes of the Plan, a "Change in Control" of the Company shall be deemed to have occurred if:

             (a)    the shareholders of the Company shall approve:

                 (i) any merger, consolidation or reorganization of the Company (a "Transaction") in which the shareholders of the Company immediately prior to the Transaction would not, immediately after the Transaction, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all shareholders of the corporation issuing cash or securities in the Transaction (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances in the election of directors, or in which the members of the Company's Board immediately prior to the Transaction would not, immediately after the Transaction, constitute a majority of the board of directors of the corporation issuing cash or securities in the Transaction (or of its ultimate parent corporation, if any),

                 (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions contemplated or arranged by any party as a single plan) of all or substantially all of the Company's assets, or

                 (iii) any plan or proposal for the liquidation or dissolution of the Company;

             (b) individuals who constitute the Company's Board as of April 1, 1995 (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this subparagraph (b), any individual who becomes a Director of the Company subsequent to April 1, 1995, and whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the Incumbent Directors who are Directors at the time of such vote, shall be considered an Incumbent Director; or

             (c) any "person," as that term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange
          Act) of such person, shall become the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Common Stock or (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the Company's Board ("Voting Securities"), in either such case other than as a result of acquisitions of such securities directly from the Company.

             Notwithstanding the foregoing, a "Change in Control" of the Company shall not be deemed to have occurred for purposes of subparagraph (c) of this Section 6.01 solely as the result of an acquisition  of  securities  by  the  Company  which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Common Stock beneficially owned by any person to 20% or more of the shares of Common Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence shall thereafter become the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than as a result of a stock split, stock dividend or similar transaction), then a "Change in Control" of the Company shall be deemed to have occurred for purposes of subparagraph (c) of this Section 6.01.

          Section 6.02. A m endment and Termination of the Plan. Subject to the right of the Board to terminate the Plan prior thereto, the Plan shall terminate at the expiration of ten years from April 1, 1995. No Options may be granted after termination of the Plan. The Board may at any time suspend, terminate, amend or modify the Plan; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the shareholders of the Company if the Company, on the advice of counsel, determines that such shareholder approval is necessary or desirable. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Options granted prior to such termination. No suspension, termination, or amendment or modification of the Plan shall adversely affect the rights of an Optionee under an Option, except with the consent of such Optionee.

          Section 6.03. Payment of Purchase Price; Application of Funds. Upon exercise of an Option, the purchase price shall be paid in full in cash or by check; provided, however, that at the request of an Optionee and to the extent permitted by applicable law, the Company shall approve reasonable arrangements with Optionees who are Outside Directors and may, in its sole and absolute discretion, approve reasonable arrangements with one or more Optionees who are Employees or Consultants and their respective brokerage firms, under which such an Optionee may exercise his Option by delivering to the Company an irrevocable notice of exercise, together with such other documents as the Company shall require, and the Company shall, upon receipt of full payment in cash or by check of the purchase price and any other amounts due in respect of such exercise, deliver to such Optionee's brokerage firm one or more certificates representing the shares of Common Stock issued in respect of such exercise. The proceeds of any sale of Common Stock covered by Options shall constitute general funds of the Company. Upon exercise of an Option, the Optionee will be required to pay to the Company the amount of any federal, state or local taxes required by law to be withheld in connection with such exercise.

          Section 6.04. Requirements of Law. The granting of Options and the issuance of Common Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

          Section 6.05. Nontransferability of Options. An Option granted under the Plan shall not be transferable by the Optionee except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee.

          Section 6.06. Investment Letter. The Company's obligation to deliver Common Stock with respect to an Option shall be conditioned upon its receipt from the Optionee to whom such Common Stock is to be delivered of an executed investment letter containing such representations and agreements as the Committee may determine to be necessary or advisable in order to enable the Company to issue and deliver such Common Stock to such Optionee in compliance with the Securities Act of 1933 and other applicable federal, state or local securities laws or regulations.

          Section 6.07. Date of Adoption and Effective Date of the Plan. The original Carrington Laboratories, Inc. 1995 Stock Option Plan (the "Original Plan") became effective on April 1, 1995. The first amendment and restatement of the Original Plan became effective on March 27, 1996. This second amendment and restatement of the Original Plan was approved by the Board on January 15, 1998 and shall be deemed effective as of that date, provided it is duly approved by the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the 1998 annual meeting of shareholders of the Company. If not so approved, this second amendment and restatement of the Original Plan shall be null and void, any Options granted hereunder to Outside Directors on or after January 15, 1998 and prior to the date of the 1998 annual meeting of shareholders of the Company shall be null and void, and the first amendment and restatement of the Original Plan shall remain in full force and effect in accordance with its terms.

          Section 6.08. Gender. Words of any gender used in the Plan shall be construed to include any other gender, unless the context requires otherwise.